Van Kampen Select Sector Municipal Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                      Merrill
                                                                      Lynch &
California  04/25/  20,971   $97.75 $2,050,0  4,000,  0.195%   4.04   Co, Bear
   Gas        03     ,867              00,      000             %    Stearns &
                                       000                           Co Inc, EJ
                                                                     De La Rosa
                                                                     & Co Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                     AG Edwards
                                                                       & Sons
                                                                     Inc, Banc
                                                                     of America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                       Fixed
                                                                       Income
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      Inc, JP
                                                                       Morgan
                                                                     Securities
                                                                        Inc,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                     Roberts &
                                                                        Ryan
                                                                     Investment
                                                                       s Inc,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                     PaineWebbe
                                                                       r Inc,
                                                                       Wells
                                                                       Fargo
                                                                     Brokerage
                                                                      Services
                                                                        and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt


                                                                     JP Morgan
Dormitory                                                            Securities
Authority                                                            Inc, Bear
  of the                                                             Stearns &
 State of                                                             Co Inc,
 New York   06/06/  3,312,   $108.0 $357,710  1,000,  0.280%   0.88    Lehman
  Court       03      129      0      ,000      000             9%   Brothers,
Facilities                                                             Morgan
  Lease                                                               Stanley,
 Revenue                                                               first
Bonds (The                                                             Albany
 City of                                                             Corporatio
 New York                                                             n, CIBC
  Issue)                                                               World
  Series                                                              Markets,
  2003A                                                               Jackson
                                                                     Securities
                                                                        LLC,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JB
                                                                     Hanauer &
                                                                      Company,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, David
                                                                       Lerner
                                                                     Associates
                                                                        Inc,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                     UBS Paine
                                                                     Webber Inc
                                                                        and
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co


                                                                        UBS
California                                                           Financial
Infrastruc                                                            Services
 ture and                                                               Inc,
 Economic                                                            Citigroup,
Developmen                                                            Merrill
t Bank Bay  08/06/  11,930   $97.27 $1,160,4  1,000,  0.056%   0.98   Lynch &
Area Toll     03     ,040              35,      000             9%      Co,
 Bridges                               000                            Fidelity
 Seismic                                                              Capital
 Retrofit                                                             Markets,
 Revenue                                                               First
  Bonds,                                                               Albany
  Series                                                               Corp,
  2003A                                                               Goldman
First Lien                                                             Sachs,
  Bonds                                                                Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                     Partners,
                                                                     JP Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                     s, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, Quick
                                                                     & Reilly,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                       Rewood
                                                                     Securities
                                                                       Group,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC